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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                 April 27, 2004
                        ---------------------------------
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-14182               25-1771145
------------------------            ----------          ------------------
(State of incorporation)            Commission            (IRS Employer
                                    File Number         Identification No.)

     440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA                17201
     ----------------------------------------              ---------
     (Address of principal executive office)               (Zip Code)


                                  717-264-7161
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                    No Change
               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS

On April 27, 2004, the Company issued a press release announcing the Appointment of William T. Fejes as President and Chief Executive Officer.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         (a) Not applicable
         (b) Not applicable
         (c) Exhibits

         Exhibit 99.1 Press Release of the Company regarding the Appointment of William T. Fejes as President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION


By /s/ Joseph C. Horvath
--------------------------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date:   April 30, 2004



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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                       -------------
  99.1              Press Release of the Company, dated April 27, 2004